UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: June 12, 2006
DIAMONDHEAD CASINO CORPORATION
DELAWARE
COMMISSION FILE NUMBER: 0-17529
IRS EMPLOYER IDENTIFICATION NO. 59-2935476
150-153RD Avenue Suite 201
Madeira Beach, Florida 33708
(727) 393-2885
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a- 12 under the Securities Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act.

ITEM 8.01. OTHER EVENTS
On June 12, 2006, the registrant issued the following press release relating to the signing of a Letter of Intent between the registrant and Trump Entertainment Resorts, Inc. (NASDAQ: TRMP):
ATLANTIC CITY, NJ — Trump Entertainment Resorts, Inc. (NASDAQ: TRMP) and Diamondhead Casino Corporation (OTCBB: DHCC) announced today that they have signed a letter of intent pursuant to which the parties intend to form a joint venture partnership to develop, build and operate a destination casino resort in Diamondhead, Mississippi.
     The joint venture would cover a minimum of forty acres within a 404-acre tract of land owned by Mississippi Gaming Corporation, a wholly-owned subsidiary of Diamondhead. The Diamondhead tract fronts Interstate 10 for approximately two miles and the Bay of St. Louis for approximately two miles and is located in Hancock County, Mississippi. The property is zoned as a Special Use District-Waterfront Gaming District by Hancock County. On October 17, 2005, following Hurricane Katrina, Mississippi Governor Haley Barbour signed a bill into law that permits casinos to be built on land up to 800-feet from the mean high water line of certain bodies of water. The new law applies to the Diamondhead property.
     “We believe a partnership with Trump Entertainment Resorts for this venture adds up to an ideal combination because of their experience, the value of the Trump brand, the location of our site on Interstate 10 and the vitality of the Gulf Coast market,” said Deborah A. Vitale, the Chairman, Chief Executive Officer and President of Diamondhead. “We have the land, the location and the desire to pursue a master plan for the entire tract that should not only enhance long term shareholder value, but which should significantly enhance the surrounding economy.”
     “As we renovate and re-brand our Atlantic City properties, we are also focused on our corporate development initiatives and expanding the Trump brand into new markets,” said James B. Perry, President and Chief Executive Officer of Trump Entertainment Resorts, Inc. “We are excited about the prospect of bringing the Trump brand to the Gulf Coast, and we hope to join private and public entities in redeveloping the region. We believe that this is a great opportunity to create value for our company, our shareholders and the citizens of Mississippi.”
     The formation of a joint venture and development of this project are subject to certain conditions including, but not limited to, further due diligence and receipt of regulatory and other approvals and permits.
About Trump Entertainment Resorts
     Trump Entertainment Resorts, Inc. (“TER”) is a leading gaming company that owns and operates three properties. TER’s properties include Trump Taj Mahal Casino Resort and Trump Plaza Hotel and Casino, located on the Boardwalk in Atlantic City, New Jersey, and Trump Marina Hotel Casino, located in Atlantic City’s Marina District. Together, the properties comprise approximately 371,300 square feet of gaming space and 3,180 hotel rooms and suites. TER is the sole vehicle through which Donald J. Trump, TER’s Chairman and largest stockholder, conducts gaming activities and strives to provide customers with outstanding casino resort and entertainment experiences consistent with the Donald J. Trump standard of excellence. Trump Entertainment Resorts, Inc. is separate and distinct from Mr. Trump’s real estate and other holdings.

About Diamondhead Casino Corporation
     Diamondhead Casino Corporation (“Diamondhead”), through its wholly-owned subsidiary, Mississippi Gaming Corporation, owns and intends to develop, in cooperation with a joint venture partner, approximately 404 acres of land in Diamondhead, Mississippi. Diamondhead intends to develop the property as a destination casino resort and hotel with condominiums and other amenities.
Cautionary Statement Regarding Forward-Looking Statements
     The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.
     All statements, trend analysis and other information contained in this release relative to the parties’ performance, trends in the parties’ operations or financial results, plans, expectations, estimates and beliefs, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “could” and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of the parties, the parties note that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of the parties. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. The forward-looking statements in this release reflect the opinion of the management as of the date of this release. Readers are hereby advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time or other factors beyond the control of the parties. The parties do not intend, however, to update the guidance provided herein prior to its next release or unless otherwise required to do so. Readers of this release should consider these facts in evaluating the information contained herein. In addition, the business and operations of the parties are subject to substantial risks, including, but not limited to risks relating to liquidity and cash flows, which increase the uncertainty inherent in the forward-looking statements contained in this release. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by the parties or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.
     Additional information concerning the potential risk factors that could affect the parties’ future performance are described from time to time in the parties’ periodic reports filed with the SEC, including, but not limited to, the parties Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the SEC’s website, www.sec.gov, or, as to Trump, at www.trumpcasinos.com.

SIGNATURE
Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDHEAD CASINO CORPORATION
By:	/s/ Deborah A. Vitale
Deborah A. Vitale
President and Chairman of the Board

Dated: June 13, 2006